Exhibit 10.38
2800 Rockcreek Parkway
Kansas City, MO 64117
816.201.1024 Tel
816.474.1742 Fax

[____________]
Cerner Corporation
2800 Rockcreek Parkway
North Kansas City, MO 64117
Re: Amendment to your Executive Severance Agreement regarding treatment of future equity awards upon a Change in Control
Dear [____],
You and Cerner entered into that certain Cerner Executive Severance Agreement dated effective as of [________] (your “Executive Severance Agreement”).
In consideration for your continuing employment with Cerner and remaining eligible to be granted an equity incentive award under any Cerner equity incentive plan after the date hereof and other good and valuable consideration, you and Cerner hereby agree to amend Paragraph [2.D] of your Executive Severance Agreement (titled Partial Accelerated Vesting upon a Change in Control) as follows:
Paragraph [2.D] shall apply only with respect to equity awards granted prior to January 1, 2021, and shall not apply to any awards granted after December 31, 2020.
Your Executive Severance Agreement otherwise remains in full force and effect. This amendment will become effective upon the last signature applied hereto.
Accepted and Agreed:
____________________________________
Tracy L. Platt, Executive Vice President and Chief Human Resources Officer
                            Date:

[__________]
Date: